UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   August 9, 2005

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REAL LOGIC, INC.

Exact name of registrant as specified in its charter)

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Florida	000-25003	64-1045849
(State or other jurisdiction	(Commission File Number	(I.R.S. Employer Identification Number)

340 Royal Poinciana Way, Suite 326 B

Palm Beach, Fl., 33480

(Address of principal executive offices)

561-655-3200

Registrant’s telephone number, including area code.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03:

Change in Fiscal Year

On August 9, 2005, our Board of Directors changed our fiscal year to end on December 31. Our fiscal year previously ended on November 30. Unaudited financial statements for the one month transition period from December 1, 2004 through December 31, 2004 will be filed with our Report on Form 10QSB for the quarter ended March 31, 2005. Audited financial statements for the transition period will be included in our Report on Form 10KSB for the year ending December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Real Logic, Inc.
By:	/s/ BRADFORD L. TOLLEY
Bradford L. Tolley, CEO

Date:  August 10, 2005

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